EXHIBIT 10.28a



          FIRST AMENDMENT TO REAL ESTATE PURCHASE AGREEMENT

         THIS FIRST AMENDMENT TO REAL ESTATE PURCHASE AGREEMENT (the "Amendment") is made and entered into as of the 17th day of January, 2001, by and between TROUT CREEK PROPERTIES, LLC ("Seller") and CRESCENT RESOURCES, LLC, formerly know as Crescent Resources, Inc. ("Buyer").

                                    RECITALS

         A. Seller and Buyer entered into that certain Real Estate Purchase Agreement (the "Agreement") dated November 29, 2000, wherein Buyer agreed to purchase from Seller and Seller agreed to sell to Buyer certain real property located in Pasco County, Florida, described therein (the "Premises") in accordance with the terms and conditions of such Agreement.

         B. Seller and Buyer desire to extend the Investigation Period under the Agreement to March 30, 2001.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, Seller and Buyer do hereby agree as follows:

         1. Investigation Period. The Investigation Period described in Paragraph 3 of the Agreement is hereby extended to expire at 5:00 PM local time in Tampa, Florida on March 30, 2001.

         2. Ratification of Agreement. This Amendment shall control any conflicting provisions of the Agreement, which is hereby ratified and confirmed by Buyer and Seller.

         3. Counterparts. This Amendment may be executed in two (2) or more counterparts, each of which shall be taken to be an original.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

SELLER:                                     BUYER:

TROUT CREEK PROPERTIES, LLC         CRESCENT RESOURCES, LLC

By: /s/ Brian P. Burns              By: /s/ Michael Wiggins
    --------------------------          ------------------------------
Name:   Brian P. Burns              Name: Michael Wiggins
Title:  Chairman                    Title: Vice President
Date:   17 Jan 2001                 Date: 1-17-01